MIRZAM CAPITAL APPRECIATION FUND

Supplement to the Prospectus dated December 1, 2009

Fund Expenses

     Effective May 1, 2010, Mirzam Asset Management, LLC, investment adviser to the Fund, has contractually agreed to lower the Fund’s expense cap. The adviser has contractually agreed to waive its management fee and reimburse certain operating expenses of the Fund, but only to the extent necessary so that total annual operating expenses (with certain exceptions)do not exceed 1.49% of the average daily net assets of the Fund through November 30, 2013. The adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years, providing that the repayment can be made without exceeding the applicable expense limitation. Prior to May 1, 2010, the adviser had contractually agreed to cap expenses at 2.00%.

     The fee table and expense example currently found in the Summary Section of the prospectus under the heading “Fees and Expenses of the Fund” have been restated below to reflect the new, lower expense cap which will take effect on May 1, 2010:

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	3.87%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	5.74%
Fee Waiver/Expense Reimbursement[1]	(4.13%)
Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement	1.61%

1Restated to reflect the new, lower expense cap effective May 1, 2010, pursuant to which the adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary so that the total annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; extraordinary litigation expenses; and any indirect expenses, such as acquired fund fees and expenses) do not exceed 1.49% of the Fund’s average daily net assets through November 30, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$169	$524	$1,846	$5,035

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated December 1, 2009, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (888) 693-8056.

Supplement dated May 3, 2010